                                                                    EXHIBIT 99.2

                                                      NEWS RELEASE
                                                      LAKES ENTERTAINMENT, INC.
[LAKES LOGO]                                          130 CHESHIRE LANE
                                                      MINNETONKA, MN 55305
                                                      952-449-9092
                                                      952-449-9353 (FAX)
                                                      WWW.LAKESENTERTAINMENT.COM
                                                      (LACO)

FOR FURTHER INFORMATION CONTACT:
Timothy J. Cope 952-449-7030

FOR IMMEDIATE RELEASE:
Monday, December 19, 2005

                       LAKES ENTERTAINMENT, INC. ANNOUNCES
             THE FILING OF FORM 10-Q FOR EACH OF THE THREE QUARTERS
                                    OF 2005

MINNEAPOLIS, DECEMBER 19, 2005 - LAKES ENTERTAINMENT, INC. (LACO) announced today that on December 16, 2005 it filed its Quarterly Reports on Form 10-Q for each of the three quarterly periods ended April 3, 2005, July 3, 2005 and October 2, 2005.

Lakes previously announced that as a result of discussions with the staff of the United States Securities and Exchange Commission, the Company re-evaluated its accounting methodology surrounding its contractual relationships with Indian tribes and determined that for purposes of revenue recognition it will separately recognize the separate elements of its development and management agreements with Indian tribes. Historically, Lakes recorded its advances to Indian tribes as notes receivable and deferred recognition of interest income due to the contingent repayment terms of the notes. Lakes has determined that as advances are made to a tribe pursuant to the development relationship it will give separate recognition to the contractual notes receivable established and the related interests in management contracts that are acquired in conjunction with the development agreements. As a result of the change in Lakes' accounting methodology, the unaudited condensed consolidated financial statements for all periods presented in the Form 10-Qs reflect this accounting policy. Attached are each Quarter's Unaudited Condensed Consolidated Balance Sheet and Consolidated Statement of Loss.

Tim Cope, President and Chief Financial Officer of Lakes stated, "The filing of the Form 10-Qs for 2005 now puts our Company into the position of being a current filer with the Securities and Exchange Commission. Our next step is to apply to The NASDAQ Stock Market for relisting of our common stock on The NASDAQ National Market. Based on our current communication with members, we expect our relisting process to be completed within the next six to eight weeks, however we can give no assurances that our common stock will be approved for relisting."

ABOUT LAKES ENTERTAINMENT

Lakes Entertainment, Inc. currently has development and management agreements with five separate Tribes for new casino operations in Michigan, California, and Oklahoma, a total of eight separate casino sites. In addition, Lakes has announced plans to develop a company owned casino resort project in Vicksburg, Mississippi. The Company also owns approximately 62% of WPT Enterprises, Inc. (Nasdaq "WPTE"), a separate publicly held media and entertainment company principally engaged in the development, production and marketing of gaming themed televised programming including the World Poker Tour television series, the licensing and sale of branded products and the sale of corporate sponsorships.

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Certain information included in this press release (as well as information included in oral statements or other written statements made or to be made by Lakes Entertainment, Inc.) contains statements that are forward-looking, such as statements relating to plans for future expansion and other business development activities as well as other capital spending, financing sources and the effects of regulation (including gaming and tax regulation) and competition. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ from those expressed in any forward-looking statements made by or on behalf of the Company. These risks and uncertainties include, but are not limited to, the relisting of Lakes' common stock on The Nasdaq Stock Market; need for current financing to meet Lakes' operational and development needs; those relating to the inability to complete or possible delays in completion of Lakes' casino projects, including various regulatory approvals and numerous other conditions which must be satisfied before completion of these projects; possible termination or adverse modification of management contracts; Lakes operates in a highly competitive industry; possible changes in regulations; reliance on continued positive relationships with Indian tribes and repayment of amounts owed to Lakes by Indian tribes; possible need for future financing to meet Lakes' expansion goals; risks of entry into new businesses; reliance on Lakes' management; and the fact that the WPTE shares held by Lakes are currently not liquid assets, and there is no assurance that Lakes will be able to realize value from these holdings equal to the current or future market value of WPTE common stock. There are also risks and uncertainties relating to WPTE that may have a material effect on the Company's consolidated results of operations or the market value of the WPTE shares held by the Company, including WPTE's significant dependence on the Travel Channel as a source of revenue; the potential that WPTE's television programming will fail to maintain a sufficient audience; difficulty of predicting the growth of WPTE's online casino business, which is a relatively new industry with an increasing number of market entrants; the uncertainty of the regulatory environment for online gaming, which may affect WPTE's ability to pursue its online gaming business fully or cause WPTE's activities to be found to be in violation of applicable United State or foreign regulations; the risk that competitors with greater financial resources or marketplace presence might develop television programming that would directly compete with WPTE's television programming; the risk that WPTE may not be able to protect its entertainment concepts, current and future brands and other intellectual property rights; risks associated with future expansion into new or complementary businesses; the termination or impairment of WPTE's relationships with key licensing and strategic partners; and WPTE's dependence on its senior management team. For more information, review the Company's filings with the Securities and Exchange Commission.

                   LAKES ENTERTAINMENT, INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                        APRIL 3, 2005 AND JANUARY 2, 2005
                                 (IN THOUSANDS)

                                                                                                 APRIL 3, 2005   JANUARY 2, 2005
                                                                                                 -------------   ---------------
                                                                                                  (UNAUDITED)
ASSETS
Current assets:
    Cash and cash equivalents                                                                      $  36,949      $  28,717
     (balance includes $12.2 million and $4.5 of WPT Enterprises, Inc. cash)
    Short-term investments                                                                            19,447         28,930
     (balance includes $19.5 million and $27.8 of WPT Enterprises, Inc. short-term investments)
    Accounts receivable                                                                                1,223          2,038

    Deferred tax asset                                                                                   166            137
    Prepaids                                                                                           1,008          1,233
    Other current assets                                                                               1,873          1,159
                                                                                                   ---------      ---------
Total current assets                                                                                  60,666         62,214
                                                                                                   ---------      ---------
Property and equipment, net of accumulated depreciation                                                7,310          6,795
                                                                                                   ---------      ---------
Long-term assets related to Indian casino projects
    Notes receivable, Indian Tribes                                                                   71,609         67,066
    Land held for development                                                                         15,516         15,433
    Intangible asset related to acquisition of management contracts                                   42,045         41,096
    Other                                                                                              2,417          2,024
                                                                                                   ---------      ---------
Total long-term assets related to Indian casino projects                                             131,587        125,619
                                                                                                   ---------      ---------
    Investments                                                                                        5,266          6,093
    Deferred tax asset                                                                                 4,278          4,278
    Other                                                                                              4,092          4,090
                                                                                                   ---------      ---------
TOTAL ASSETS                                                                                       $ 213,199      $ 209,089
                                                                                                   =========      =========
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
    Accounts payable                                                                               $   1,490      $     780
    Income taxes payable                                                                              10,026          5,457
    Accrued payroll and related costs                                                                    490            891
    Deferred revenue                                                                                   3,601          3,280
    Other accrued expenses                                                                             4,518          3,449
                                                                                                   ---------      ---------
TOTAL LIABILITIES                                                                                     20,125         13,857
                                                                                                   ---------      ---------
COMMITMENTS AND CONTINGENCIES

Common shares issued by subsidiary subject to repurchase                                                 629            618

Minority interest                                                                                     10,991         11,222

Shareholders' equity:
    Capital stock, $.01 par value; authorized 200,000 shares; 22,300 and 22,253
    common shares issued and outstanding at April 3, 2005 and January 2, 2005, respectively              223            223

    Additional paid-in capital                                                                       158,118        157,895

    Retained earnings                                                                                 23,161         25,280

    Accumulated other comprehensive loss                                                                 (48)            (6)
                                                                                                   ---------      ---------
Total shareholders' equity                                                                           181,454        183,392
                                                                                                   ---------      ---------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                                         $ 213,199      $ 209,089
                                                                                                   =========      =========

                   LAKES ENTERTAINMENT, INC. AND SUBSIDIARIES
                    CONDENSED CONSOLIDATED STATEMENTS OF LOSS
                      (IN THOUSANDS, EXCEPT LOSS PER SHARE)

                                                                               THREE MONTHS ENDED
                                                                        -------------------------------
                                                                        APRIL 3, 2005     APRIL 4, 2004
                                                                        -------------     -------------
                                                                         (UNAUDITED)        (RESTATED)
REVENUES:
     License fee income                                                    $  3,463         $  3,643
     Host fees, sponsorship and other                                           641              497
                                                                           --------         --------
         Total revenues                                                       4,104            4,140
                                                                           --------         --------
COSTS AND EXPENSES:
     Selling, general and administrative                                      6,463            3,248
     Production costs                                                         3,187            2,472
     Depreciation                                                                92              143
                                                                           --------         --------
         Total costs and expenses                                             9,742            5,863

     Net unrealized gain on notes receivable                                  2,836              576
                                                                           --------         --------
LOSS FROM OPERATIONS                                                         (2,802)          (1,147)
                                                                           --------         --------
OTHER INCOME:
     Interest income                                                            449               48
     Other                                                                        -               40
                                                                           --------         --------
         Total other income                                                     449               88
                                                                           --------         --------
Loss before income taxes, equity in earnings of investments and
     minority interest                                                       (2,353)          (1,059)
Income tax provision (benefit)                                                  355             (407)
                                                                           --------         --------
Loss before equity in earnings of investments and minority interest          (2,708)            (652)
Equity in earnings of investments, net of tax                                    13              260
                                                                           --------         --------
Loss before minority interest                                                (2,695)            (392)
Minority interest in net loss of subsidiary                                     576                -
                                                                           --------         --------
NET LOSS                                                                   ($ 2,119)        ($   392)
                                                                           ========         ========

LOSS PER SHARE, BASIC AND DILUTED                                          ($  0.10)        ($  0.02)
                                                                           ========         ========
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                                   22,267           21,770
                                                                           ========         ========

                   LAKES ENTERTAINMENT, INC. AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS
                        JULY 3, 2005 AND JANUARY 2, 2005


                                 (IN THOUSANDS)

                                                                                                    JULY 3, 2005     JANUARY 2, 2005
                                                                                                     (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Current assets:
   Cash and cash equivalents                                                                           $ 24,436            $ 28,717
   (balance includes $5.6 million and $4.5 million of WPT Enterprises, Inc. cash)
   Short-term investments                                                                                26,566              28,930
   (balance includes $26.6 million and $27.8 million of WPT Enterprises, Inc.
   short-term investments)
   Accounts receivable, net of allowance of $0.2 million and $0                                           1,402               2,038
   Deferred tax asset                                                                                       162                 137
   Prepaids                                                                                                 684               1,233
   Other current assets                                                                                     601               1,159
------------------------------------------------------------------------------------------------------------------------------------
Total current assets                                                                                     53,851              62,214
------------------------------------------------------------------------------------------------------------------------------------
Property and equipment, net of accumulated depreciation                                                   7,889               6,795
------------------------------------------------------------------------------------------------------------------------------------
Long-term assets related to Indian casino projects
   Notes receivable, Indian Tribes                                                                       73,803              67,066
   Land held for development                                                                             15,783              15,433
   Intangible asset related to acquisition of management contracts                                       43,247              41,096
   Other                                                                                                  3,045               2,024
------------------------------------------------------------------------------------------------------------------------------------
Total long-term assets related to Indian casino projects                                                135,878             125,619
------------------------------------------------------------------------------------------------------------------------------------
   Investments                                                                                            5,259               6,093
   Deferred tax asset                                                                                     4,278               4,278
   Other                                                                                                  4,414               4,090
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                           $211,569            $209,089
====================================================================================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
   Accounts payable                                                                                    $  3,464            $    780
   Income taxes payable                                                                                  10,369               5,457
   Accrued payroll and related costs                                                                        697                 891
   Deferred revenue                                                                                       3,448               3,280
   Other accrued expenses                                                                                 5,946               3,449
------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                                        23,924              13,857
------------------------------------------------------------------------------------------------------------------------------------

COMMITMENTS AND CONTINGENCIES

Common shares issued by subsidiary subject to repurchase                                                    639                 618

Minority interest                                                                                        11,185              11,222

Shareholders' equity:
   Capital stock, $.01 par value; authorized 200,000 shares; 22,300 and 22,253 common shares issued and outstanding
   at July 3, 2005, and January 2, 2005, respectively                                                       223                 223
   Additional paid-in capital                                                                           158,130             157,895
   Retained earnings                                                                                     17,510              25,280
   Accumulated other comprehensive loss                                                                     (42)                 (6)
------------------------------------------------------------------------------------------------------------------------------------
Total shareholders' equity                                                                              175,821             183,392
------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                                             $211,569            $209,089
====================================================================================================================================

                   LAKES ENTERTAINMENT, INC. AND SUBSIDIARIES
                         CONSOLIDATED STATEMENTS OF LOSS
                      (IN THOUSANDS, EXCEPT LOSS PER SHARE)


                                                                          THREE MONTHS ENDED
                                                                     -----------------------------
                                                                     JULY 3, 2005     JULY 4, 2004
                                                                     ------------     ------------
                                                                     (UNAUDITED)        (RESTATED)
REVENUES:
      License fee income                                               $  5,341         $  3,770
      Host fees, sponsorship and other                                    1,260              948
                                                                       --------         --------
         Total revenues                                                   6,601            4,718
                                                                       --------         --------
COSTS AND EXPENSES:
      Selling, general and administrative                                 6,970            3,146
      Production costs                                                    4,377            2,645
      Net impairment losses                                                   -            5,833
      Depreciation                                                          113              150
                                                                       --------         --------
         Total costs and expenses                                        11,460           11,774

      Net unrealized loss on notes receivable                              (956)             (44)
                                                                       --------         --------

LOSS FROM OPERATIONS                                                     (5,815)          (7,100)
                                                                       --------         --------
OTHER INCOME:
      Interest income                                                       364               43
                                                                       --------         --------
         Total other income                                                 364               43
                                                                       --------         --------

Loss before income taxes, equity in loss of investments and
      minority interest                                                  (5,451)          (7,057)
Income tax provision (benefit)                                              352             (469)
                                                                       --------         --------

Loss before equity in loss on investments and minority interest          (5,803)          (6,588)
Equity in loss of investments, net of tax                                    (7)             (14)
                                                                       --------         --------

Loss before minority interest                                            (5,810)          (6,602)
Minority interest in net loss of subsidiary                                 159                -
                                                                       --------         --------
NET LOSS                                                               ($ 5,651)        ($ 6,602)
                                                                       ========         ========
LOSS PER SHARE, BASIC AND DILUTED                                      ($  0.25)        ($  0.30)
                                                                       ========         ========
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                               22,300           22,212
                                                                       ========         ========

                   LAKES ENTERTAINMENT, INC. AND SUBSIDIARIES
                         CONSOLIDATED STATEMENTS OF LOSS
                      (IN THOUSANDS, EXCEPT LOSS PER SHARE)

                                                                               SIX MONTHS ENDED
                                                                         -----------------------------
                                                                         JULY 3, 2005     JULY 4, 2004
                                                                         ------------     ------------
                                                                         (UNAUDITED)        (RESTATED)
REVENUES:
     License fee income                                                    $  8,804         $  7,413
     Host fees, sponsorship and other                                         1,901            1,445
                                                                           --------         --------
         Total revenues                                                      10,705            8,858
                                                                           --------         --------
COSTS AND EXPENSES:
     Selling, general and administrative                                     13,435            6,394
     Production costs                                                         7,564            5,117
     Net impairment losses                                                        -            5,833
     Depreciation                                                               204              293
                                                                           --------         --------
         Total costs and expenses                                            21,203           17,637

     Net unrealized gain on notes receivable                                  1,880              530
                                                                           --------         --------
LOSS FROM OPERATIONS                                                         (8,618)          (8,249)
                                                                           --------         --------
OTHER INCOME:
     Interest income                                                            814               91
     Other                                                                        -               42
                                                                           --------         --------
         Total other income                                                     814              133
                                                                           --------         --------
Loss before income taxes, equity in earnings of investments and
     minority interest                                                       (7,804)          (8,116)
Income tax provision (benefit)                                                  707             (877)
                                                                           --------         --------
Loss before equity in earnings of investments and minority interest          (8,511)          (7,239)
Equity in earnings of investments, net of tax                                     6              245
                                                                           --------         --------
Loss before minority interest                                                (8,505)          (6,994)
Minority interest in net loss of subsidiary                                     735                -
                                                                           --------         --------

NET LOSS                                                                   ($ 7,770)        ($ 6,994)
                                                                           ========         ========

LOSS PER SHARE, BASIC AND DILUTED                                          ($  0.35)        ($  0.32)
                                                                           ========         ========
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                                   22,289           21,982
                                                                           ========         ========

                   LAKES ENTERTAINMENT, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                       OCTOBER 2, 2005 AND JANUARY 2, 2005
                                 (IN THOUSANDS)

                                                                                            OCTOBER 2, 2005  JANUARY 2, 2005
                                                                                            --------------   ----------------
                                                                                              (UNAUDITED)
ASSETS
Current assets:
    Cash and cash equivalents                                                                  $  16,723      $  28,717
    (balance includes $3.0 million and $4.5 million of WPT Enterprises, Inc. cash)
    Short-term investments                                                                        27,471         28,930
     (balance includes $27.5 million and $27.8 million of WPT Enterprises, Inc.
      short-term investments)
    Accounts receivable, net of allowance of $0.1 million and $0                                   1,509          2,038
    Deferred tax asset                                                                                95            137
    Prepaids                                                                                       1,025          1,233
    Other current assets                                                                           1,842          1,159
                                                                                               ---------      ---------
Total current assets                                                                              48,665         62,214
                                                                                               ---------      ---------
Property and equipment, net of accumulated depreciation                                           12,555          6,795
                                                                                               ---------      ---------
Long-term assets related to Indian casino projects
    Notes receivable, Indian Tribes                                                               77,789         67,066
    Land held for development                                                                     16,164         15,433
    Intangible asset related to acquisition of management contracts                               44,290         41,096
    Other                                                                                          4,247          2,024
                                                                                               ---------      ---------
Total long-term assets related to Indian casino projects                                         142,490        125,619
                                                                                               ---------      ---------
    Investments                                                                                      260          6,093
    Deferred tax asset                                                                             4,278          4,278
    Other                                                                                          4,586          4,090
                                                                                               ---------      ---------
TOTAL ASSETS                                                                                   $ 212,834      $ 209,089
                                                                                               =========      =========
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
    Accounts payable                                                                           $  12,970      $     780
    Income taxes payable                                                                          10,619          5,457
    Accrued payroll and related costs                                                                941            891
    Deferred revenue                                                                               4,764          3,280
    Other accrued expenses                                                                         3,611          3,449
                                                                                               ---------      ---------
TOTAL LIABILITIES                                                                                 32,905         13,857
                                                                                               ---------      ---------
COMMITMENTS AND CONTINGENCIES

Common shares issued by subsidiary subject to repurchase                                               -            618

Minority interest                                                                                 11,000         11,222

Shareholders' equity:
    Capital stock, $.01 par value; authorized 200,000 shares; 22,300 and 22,253 common shares issued and outstanding at October 2, 2005 and January 2, 2005,
      respectively                                                                                   223            223
    Additional paid-in capital                                                                   158,316        157,895
    Retained earnings                                                                             10,469         25,280
    Accumulated other comprehensive loss                                                             (79)            (6)
                                                                                               ---------      ---------
Total shareholders' equity                                                                       168,929        183,392
                                                                                               ---------      ---------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                                     $ 212,834      $ 209,089
                                                                                               =========      =========

                   LAKES ENTERTAINMENT, INC. AND SUBSIDIARIES
                         CONSOLIDATED STATEMENTS OF LOSS
                      (IN THOUSANDS, EXCEPT LOSS PER SHARE)

                                                                                       THREE MONTHS ENDED
                                                                               -------------------------------
                                                                               OCTOBER 2, 2005  OCTOBER 3, 2004
                                                                               ---------------  ---------------
                                                                                 (UNAUDITED)      (RESTATED)
REVENUES:
     License fee income                                                           $  1,766         $  2,854
     Host fees, sponsorship and other                                                  365              119
                                                                                  --------         --------
         Total revenues                                                              2,131            2,973
                                                                                  --------         --------
COSTS AND EXPENSES:
     Selling, general and administrative                                             6,936            3,697
     Production costs                                                                  561            1,942
     Net impairment losses                                                              94                -
     Depreciation                                                                      133              163
                                                                                  --------         --------
         Total costs and expenses                                                    7,724            5,802

     Net unrealized gain (loss) on notes receivable                                 (2,120)             790
                                                                                  --------         --------

LOSS FROM OPERATIONS                                                                (7,713)          (2,039)
                                                                                  --------         --------
OTHER INCOME:
     Interest income                                                                   443              104

     Other                                                                               -                1
                                                                                  --------         --------
         Total other income                                                            443              105
                                                                                  --------         --------
Loss before income taxes, equity in earnings (loss) of investments and
     minority interest                                                              (7,270)          (1,934)
Income tax provision (benefit)                                                         354             (791)
                                                                                  --------         --------

Loss before equity in earnings (loss) of investments and minority interest          (7,624)          (1,143)
Equity in earnings (loss) of investments, net of tax                                     1              (19)
                                                                                  --------         --------

Loss before minority interest                                                       (7,623)          (1,162)
Minority interest in net (income) loss of subsidiary                                   581              (53)
                                                                                  --------         --------
NET LOSS                                                                          ($ 7,042)        ($ 1,215)
                                                                                  ========         ========

LOSS PER SHARE, BASIC AND DILUTED                                                 ($  0.32)        ($  0.05)
                                                                                  ========         ========
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                                          22,300           22,232
                                                                                  ========         ========

                   LAKES ENTERTAINMENT, INC. AND SUBSIDIARIES
                         CONSOLIDATED STATEMENTS OF LOSS
                      (IN THOUSANDS, EXCEPT LOSS PER SHARE)


                                                                               NINE MONTHS ENDED
                                                                       ---------------------------------
                                                                       OCTOBER 2, 2005   OCTOBER 3, 2004
                                                                       ---------------   ---------------
                                                                        (UNAUDITED)         (RESTATED)
REVENUES:
     License fee income                                                    $ 10,568         $ 10,266
     Host fees, sponsorship and other                                         2,266            1,565
                                                                           --------         --------
         Total revenues                                                      12,834           11,831
                                                                           --------         --------
COSTS AND EXPENSES:
     Selling, general and administrative                                     20,368           10,088
     Production costs                                                         8,125            7,059
     Net impairment losses                                                       94            5,833
     Depreciation                                                               337              456
                                                                           --------         --------
         Total costs and expenses                                            28,924           23,436

     Net unrealized gain (loss) on notes receivable                            (241)           1,318
                                                                           --------         --------
LOSS FROM OPERATIONS                                                        (16,331)         (10,287)
                                                                           --------         --------
OTHER INCOME:
     Interest income                                                          1,256              195
     Other                                                                        -               42
                                                                           --------         --------
         Total other income                                                   1,256              237
                                                                           --------         --------
Loss before income taxes, equity in earnings of investments and
     minority interest                                                      (15,075)         (10,050)
Income tax provision (benefit)                                                1,061           (1,667)
                                                                           --------         --------

Loss before equity in earnings of investments and minority interest         (16,136)          (8,383)
Equity in earnings of investments, net of tax                                     7              227
                                                                           --------         --------

Loss before minority interest                                               (16,129)          (8,156)
Minority interest in net (income) loss of subsidiary                          1,317              (53)
                                                                           --------         --------
NET LOSS                                                                   ($14,812)        ($ 8,209)
                                                                           ========         ========

LOSS PER SHARE, BASIC AND DILUTED                                          ($  0.66)        ($  0.37)
                                                                           ========         ========
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                                   22,296           22,063
                                                                           ========         ========